UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2008

ICX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-33793

DELAWARE	#77-0619113
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2100 Crystal Drive, Suite 650

Arlington, VA 22202

(703) 678-2111

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

a)	Kenneth P. Rapuano, formerly ICx Technologies, Inc.’s President-Homeland Security, resigned from ICx by mutual agreement on August 31, 2008. Daniel L. Manitakos, formerly ICx’s President-Surveillance, resigned from ICx by mutual agreement on April 25, 2008.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(b)	Shell Company Transactions.

Not Applicable

(d)	Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on September 17, 2008.

ICX TECHNOLOGIES, INC.
(Registrant)

By	/s/ Hans Kobler
Hans Kobler
Chief Executive Officer

Exhibit A

AGREEMENT

AGREEMENT (this “Agreement”), dated as of July 21, 2008, by and between Kenneth Rapuano, a resident of Virginia (“Executive”), and ICx Technologies, Inc., a Delaware corporation. As used in this Agreement, unless the context indicates otherwise, the term “ICx” shall be deemed to refer to ICx Technologies, Inc. and each and every one of its affiliated entities.

WITNESSETH

WHEREAS, Executive presently serves as President, Homeland Security of ICx Technologies, Inc.; and

WHEREAS, Executive and ICx Technologies, Inc. are parties to an Employment Agreement dated July 10, 2007, including the other agreements referred to therein or entered into subsequent thereto (collectively, the “Executive Agreements”); and

WHEREAS, Executive and ICx wish consensually to terminate the Executive Agreements (except for the Continuing Agreement, as defined below, which shall remain in full force and effect in all respects) and sever the employment relationship between Executive and ICx.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises hereinafter provided and of the actions taken pursuant thereto, the parties agree as follows:

1. Effective Date. This Agreement shall be effective as of July 20, 2008 (the “Effective Date”) subject to (a) its execution by the parties hereto, and (b) it becoming null and void ab initio if Executive revokes it during the Revocation Period.

2. Termination of Agreements. As of the Effective Date, the Executive Agreements shall be deemed terminated and shall have no further force or effect except for the following agreement (the “Continuing Agreements”) which shall remain in full force and effect in all respects except to the extent explicitly modified by Section 8 of this Agreement:

(a) The ICx Technologies, Inc. At Will Employment, Confidential Information, Non-Competition and Invention Assignment Agreement dated April 17, 2006 between ICx and Executive (the “At Will Agreement”);

(b) Any other agreement to the extent its terms grant rights in restricted stock, restricted stock units or stock options of ICx.

It is understood and acknowledged by both parties that neither this Agreement nor any release entered into in connection herewith shall affect any right or benefit relating to the ownership of or right to purchase capital stock of ICx that is vested or otherwise owed as of the termination date.

3. Resignation and Termination of Existing Employment Relationship. Executive has been on inactive status since July 20, 2008 and shall remain on inactive status until

August 31, 2008. Effective as of August 31, 2008, Executive shall be deemed to have officially resigned from his position as an Executive of ICx and from all corporate offices of ICx, and from any offices and directorships of ICx’s subsidiaries, joint ventures, and affiliated companies, organizations and entities; provided that Executive shall agree to an earlier resignation date if subsequently requested by ICx (which earlier resignation shall not affect or reduce any payments or other obligations that would otherwise be owed to Executive under this Agreement or the Continuing Agreements). Executive’s employment by ICx shall be deemed to have terminated for any and all purposes as of 11:59 p.m. on August 31, 2008.

4. Records. As soon as practicable (but not later than 60 days) after the Effective Date, ICx shall take such steps as may be necessary to reflect in the corporate records of ICx, its subsidiaries, joint ventures, and affiliated companies, organizations and entities that Executive has resigned from all positions effective August 31, 2008, whether as an officer and director of ICx or an officer and director of ICx’s subsidiaries, joint ventures, and affiliated companies, organizations and entities.

5. Severance. ICx will continue to pay Executive severance in an amount equal to his base salary on the Effective Date (less applicable withholding taxes) from the Effective Date through and including March 1, 2009 (the “Severance Term”), to be paid periodically in accordance with ICx normal payroll policies. Notwithstanding any language to the contrary in any other Agreement, it is understood and agreed by the parties that upon the Effective Date ICx shall not unilaterally reduce the Severance Term nor reduce the aforementioned payments in connection with the Severance Term.

6. Continuation of Certain Benefits.

(a) Health and Welfare Benefits. ICx will continue to provide Executive family health and welfare benefits under its existing group health, vision and dental plans on the same terms as existed during employment through and including March 1, 2009. After the expiration of the Severance Term, Executive may elect to continue medical coverage at his own expense pursuant to COBRA (Consolidated Omnibus Budget Reconciliation Act of 1985).

(b) Life Insurance. ICx will continue to provide life insurance coverage for Executive on the same terms as existed during employment through and including March 1, 2009.

(c) Wireless Communication. ICx will continue to provide a Blackberry Wireless through and including August 30, 2008.

(d) No Diminution of Benefits During Severance Term. Notwithstanding any language to the contrary in any other agreement, it is understood and agreed by the parties that upon the Effective Date of this Agreement ICx shall not unilaterally reduce the benefits set forth in this Section 6 nor increase the cost to Executive for such benefits during the Severance Term, provided, however, that ICx may apply to Executive any increase in benefit premiums or reduction in benefits that are applicable to ICx employees generally.

7. Stock and Options. Executive’s restricted stock units shall continue vesting according to their terms during the Severance Term. Following the end of the Severance Term, no further vesting of ICx stock options, restricted stock or restricted stock units shall occur. To the extent vested as of the end of the Severance Term, Executive shall retain ownership of any ICx stock, restricted stock, restricted stock units and stock options, subject to the existing terms and conditions applicable thereto.

8. Non-Compete Terms. It is agreed that the non-compete obligation of Executive shall be limited to core competitors of ICx as of the Effective Date which develop and network advanced sensors and shall specifically permit employment with government, consulting, services and other firms where (i) such employer’s business constitutes only a small overlap with the Company’s business, (ii) there is no use of the Company’s confidential information for the benefit of any third party and (iii) adequate precautions are taken to prevent such use. It is agreed that, as currently constituted, Boeing, Lockheed Martin, General Dynamics and Booz, Allen & Hamilton are not “core competitors” of ICx. The parties agree that the non-compete obligation of Executive shall terminate upon the conclusion of the Severance Term.

9. Statements Concerning Executive’s Resignation. Executive and ICx agree that, in response to external inquiries concerning the reasons for Executive’s resignation, the statement attached hereto as Exhibit A shall be used by ICx and its executives, officers and directors. Unless approved in advance by the other party, no party shall make additional statements in connection therewith to unrelated third parties.

10. Employment References. Nothing in this Agreement shall prevent either party from stating the fact that Executive was employed by ICx, the address of his work location, the dates of his employment, his job titles and job duties, his rate of pay, or that he resigned from his position as an officer of ICx on or about August 31, 2008. ICx will provide employment references upon Executive’s request on the condition that Executive submit a standard ICx employment reference notice and release.

11. Proprietary Information and Business and Personal Property.

(a) Executive will not directly or indirectly use or disclose any confidential or proprietary information or trade secrets concerning ICx or its affiliates, businesses, products or Executives to any person, provided, however, that such information may by disclosed pursuant to court order or as a result of a valid order, subpoena or discovery request (but prior to any such disclosure Executive will provide ICx, to the best of his ability, with written notice of the same sufficiently in advance of the required disclosure date to allow ICx to lodge appropriate objections or make appropriate motions with respect to such disclosure). The immediately preceding sentence shall not apply to information: (i) which has been disclosed to Executive or to a third party by a person not under a duty of confidentiality with respect to that information or (ii) which is in the public domain through no fault or breach of duty by Executive.

(b) Executive shall have no ownership interest in any records, files, information, documents, or the like that belong to ICx or its affiliates which Executive has used, prepared or come into contact with during his employment by ICx, and Executive shall not retain any copies thereof without ICx’s written consent. Within seven (7) business days after the Effective Date, Executive shall have returned to ICx all ICx property that Executive has in his possession or control. Executive shall be permitted to retain, as owner thereof, the current laptop computer issued to him by ICx (not including any data or software constituting confidential information belonging to ICx), which shall be subject to the requirements of Paragraph 11(c).

(c) To the extent that Executive has utilized one or more of his own personal computers or electronic devices in connection with his activities on behalf of ICx, Executive will forthwith delete from all of his personal computers all confidential information belonging, or relating, to ICx.

12. Accrued Obligations. Promptly following submission to ICx, ICx shall pay all accrued obligations for travel expenses owed to Executive. As of the Effective Date, it is not anticipated that Executive shall incur further reimbursable expenses. The payment of salary through the termination date and the payment of severance during the Severance Term shall exhaust all vacation owed to Executive, for which no further or additional payment shall be owed.

13. No Disparaging Statements. Each of ICx and Executive agree that, neither shall denigrate, disparage, or criticize the other, or its officers, directors, affiliates, agents and/or Executives.

14. Confidentiality of Agreement. Except as required by law or as necessary to fulfill the terms of this Agreement or the General Release incorporated herein, or in connection with a party’s family, business, financial, legal or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), the parties shall not disclose the terms or provisions of this Agreement, the General Release or the Limited Release to any person or entity (including ICx personnel who do not have a need to know the terms of this Agreement).

15. No Admissions. Nothing contained in this Agreement or the General Releases incorporated herein shall be considered an admission by either party of any wrongdoing under any Federal, state or local statute, public policy, tort law, contract law, common law or otherwise.

16. No Third Party Claims. Each party represents and warrants that no other person or entity has, or to the best knowledge of such party claims, any interest in any potential claims, demands, causes of action, obligations, damages or suits released pursuant to this Agreement; that it or he is the owner of all other claims, demands, causes of action, obligations, damages or suits so released; that it or he has full and complete authority to execute this Agreement; and that it or he has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation or liability subject to this Agreement and the General Releases contemplated hereby.

17. Release. Executive agrees and acknowledges that the consideration received by him for this Agreement and the General Release attached hereto as Exhibit B and incorporated herein (the “Executive Release”), and for the execution hereof and thereof, shall constitute full payment, satisfaction, discharge, compromise and release of and from all matters for which he is providing a release herein and in such General Release.

18. Expenses. Each party shall pay its own costs incident to the negotiation, preparation, performance, execution, and enforcement of this Agreement, and all fees and expenses of its or his counsel, accountants, and other consultants, advisors and representatives for all activities of such persons undertaken in connection with this Agreement.

19. No Third Party Beneficiaries. Except as expressly stated herein, the parties do not intend to make any person or entity who is not a party to this Agreement a beneficiary hereof, and this Agreement should not be construed as being made for the benefit of any person or entity not expressly provided for herein.

20. Advice of Counsel. The parties acknowledge that they have had full opportunity to seek advice of competent legal counsel in connection with the execution of this Agreement, that they have read each and every paragraph of this Agreement and that they understand their respective rights and obligations. Executive declares that he has completely read this Agreement and fully understands its terms and contents, and freely, voluntarily and without coercion enters into this Agreement.

21. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior negotiations and representations are merged herein or replaced hereby. No amendments or modifications of the terms of this Agreement shall be valid unless made in writing which specifically states that it is intended to amend or modify a provision hereof and is signed by all of the parties hereto.

22. Severability. If any provision of this Agreement is held illegal, invalid or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof. Any such provision and the remainder of this Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the remaining provisions hereof.

23. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws (excluding conflict of laws rules and principles) of the State of Virginia.

24. Releases and Effectiveness. This Agreement and the Executive Release which is incorporated herein by reference, have been executed by Executive on the dates shown opposite his signatures below, and this Agreement and the Executive Release are effective as of the Effective Date. The Agreement and the ICx Release which is incorporated herein by reference, have been executed by ICx on the dates shown opposite its signatures below, and this Agreement and the ICx Release are effective as of the Effective Date.

25. Revocation Period. Once Executive signs this Agreement, he shall have 7 days to revoke it. Executive may exercise this right of revocation by delivering a written notice of revocation within the 7-day revocation period (the “Revocation Period”) to ICx in accordance with paragraph 26 below. This Agreement, the Executive Release and the ICx Release shall become null and void ab initio if Executive revokes this Agreement during the Revocation Period.

26. Notices. All notices, requests and other communications under this Agreement will be in writing (including facsimile or similar writing) and shall be sent by hand delivery, overnight express carrier or facsimile transmission to the parties at the following addresses or such other addresses as the parties may later designate in writing:

To ICx:

ICx Technologies, Inc.

2100 Crystal Drive

Arlington, VA 22202

Attn: General Counsel

Fax No.: 703-678-2112

To Executive:

Kenneth P. Rapuano

Each such notice, request or other communication will be effective only when received by the receiving party.

27. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective on the Effective Date.

28. Binding. This Agreement shall be binding upon ICx, its successors and assigns and shall accrue to the benefit of the Executive, his heirs and assigns.

IN WITNESS WHEREOF, Executive and ICx Technologies, Inc. have executed this Agreement.

ICX TECHNOLOGIES, INC.

By:	DANIEL T. MONGAN	KENNETH P. RAPUANO
	Its Duly Authorized Representative	Kenneth P. Rapuano

Dated:	7/21/08	Dated:	7/21/08

Exhibit A

STATEMENT

Mr. Rapuano resigned from ICx by mutual agreement following an internal reorganization. ICx wishes to express its appreciation for Mr. Rapuano’s service and his contribution to making ICx a successful company.

Exhibit B

GENERAL RELEASE

I, KENNETH P. RAPUANO, on behalf of myself and my heirs, successors, agents, executors, administrators, attorneys and assigns, in consideration of the terms of the Agreement effective as of July 9, 2008 by and between ICx Technologies, Inc. (“ICx”) and myself (the “Agreement”), with effect as of July 9, 2008 hereby release and forever discharge ICx and any and all of its present, former and future direct and indirect affiliates, subsidiaries, departments, officers, directors, executives, representatives, agents, attorneys, successors and assigns, from any and all claims, rights and causes of action (whether known or unknown, accrued or unaccrued) which I have or may in the future have against them based on facts and circumstances existing on or prior to the date hereof, in law or equity, relating to or arising under: Federal, Virginia, or other state or local law; any employment contract; any employment statute or regulation; any employment discrimination law, including but not limited to Title VII of the Civil Rights Act of 1964, as amended, and the Age Discrimination in Employment Act of 1967, as amended; the Executive Retirement Income Security Act of 1974, as amended; any other Federal, state, or local civil rights, pension or labor law; contract law; tort law; and common law, including but not limited to (a) any claim arising out of or relating in any manner to my employment letter dated as of July 10, 2007; (b) any claim relating to a sales commission or otherwise arising out ICx revenues, or (c) any other claim arising out of or relating to my employment with ICx, including any claim for wrongful discharge, constructive discharge, unintentional or intentional tort, or misrepresentation or infliction of emotional distress; provided, however, that I do not hereby release ICx from any of its obligations under the Agreement, the Continuing Agreements referred to therein, or from vested or continuing obligations under any ICx benefit plans in which I participate or have participated. For purposes of this Release, ICx shall be deemed to include each and every one of its affiliated entities described in the Agreement.

I further agree not to sue or otherwise institute or cause to be instituted or in any way voluntarily participate in the prosecution of any complaints or charges against any persons or entities released herein in any Federal, state, or other court, administrative agency or other forum concerning any claims released herein.

Except as required by law or as necessary to fulfill the terms of the Agreement or this Release, or as necessary in connection with personal business, financial, legal or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), I agree not to disclose the terms or provisions of this Release or the accompanying Limited Release from ICx to any person or entity (including ICx personnel who do not have a need to know the terms hereof or thereof).

I understand and agree that nothing contained in this Release is to be considered an admission by ICx of any wrongdoing under any Federal, state, or local statute, public policy, tort law, contract law, or common law.

I acknowledge that I have been advised to consult with an attorney prior to executing this Release. I further acknowledge that I have been given a period of at least twenty-one (21) days within which to consider and execute this Release, unless I voluntarily choose to execute this Release before the end of the said twenty-one (21) day period. Once executed, I understand that I have seven (7) days (the “Revocation Period”) following the execution of this Release to revoke it, and that this Release is not effective or enforceable until after the Revocation Period.

I acknowledge that I have read this Release, that I understand it, and that I am executing it freely and voluntarily. I further understand that once this Release becomes effective (after the seven (7) day Revocation Period), it can only be altered, revoked or rescinded with the express written permission of ICx.

I further acknowledge and agree that, in the event I exercise my revocation rights within the specified seven-day Revocation Period, all rights and obligations under this Release and the Agreement will become null and void.

This Release is executed in connection with, and is subject to terms of, the Agreement.

Date:	/s/ Kenneth P. Rapuano
Kenneth P. Rapuano

Subscribed and sworn to before me this 21 day of July 2008.

Notary

My commission expires:

ELECTION TO EXECUTE

PRIOR TO EXPIRATION OF

TWENTY-ONE DAY CONSIDERATION PERIOD

I, Kenneth P. Rapuano, understand that I have at least twenty-one (21) days within which to consider and execute the above General Release. However, after consulting counsel, I have freely and voluntarily elected to execute the General Release before the twenty-one (21) day period has expired.

Date: 7/21/08	/s/ Kenneth P. Rapuano
Kenneth P. Rapuano

Exhibit B

AGREEMENT

AGREEMENT (this “Agreement”), dated as of April 25, 2008, by and between Daniel L. Manitakos, a resident of Massachusetts (“Executive”), and ICX Technologies, Inc., a Delaware corporation. As used in this Agreement, unless the context indicates otherwise, the term “ICX” shall be deemed to refer to ICX Technologies, Inc. and each and every one of its affiliated entities.

WITNESSETH

WHEREAS, Executive presently serves as President—Surveillance of ICX Technologies, Inc.; and

WHEREAS, Executive and ICX Technologies, Inc. are parties to an Employment Agreement dated April 17, 2006, including the other agreements referred to therein or entered into subsequent thereto (collectively, the “Executive Agreements”); and

WHEREAS, Executive and ICX wish consensually to terminate the Executive Agreements (except for the Continuing Agreements, as defined below, which shall remain in full force and effect in all respects) and sever the employment relationship between Executive and ICX.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises hereinafter provided and of the actions taken pursuant thereto, the parties agree as follows:

1. Effective Date. This Agreement shall be effective as of April 25, 2008 (the “Effective Date”) subject to (a) its execution by the parties hereto, and (b) it becoming null and void ab initio if Executive revokes it during the Revocation Period.

2. Termination of Agreements. As of the Effective Date, the Executive Agreements shall be deemed terminated and shall have no further force or effect except for the following agreements (the “Continuing Agreements”) which shall remain in full force and effect in all respects except to the extent explicitly modified by Section 8 of this Agreement:

(a) The ICx Technologies, Inc. At Will Employment, Confidential Information, Non-Competition and Invention Assignment Agreement dated April 17, 2006 between ICX and Executive (the “At Will Agreement”).

(b) The Indemnification Agreement dated 23 July 2007 between ICX and Executive (the “Indemnification Agreement”).

It is understood and acknowledged by both parties that neither this Agreement nor any release entered into in connection herewith shall affect any right or benefit relating to the ownership of or right to purchase capital stock of ICX that is vested as of the termination date.

3. Resignation and Termination of Existing Employment Relationship. Executive has been on inactive status since March 24, 2008. As of the Effective Date, Executive shall be deemed to have resigned from his position as an Executive of ICX and from all corporate offices of ICX, and from any offices and directorships of ICX’s subsidiaries, joint ventures, and affiliated companies, organizations and entities. Executive’s employment by ICX shall be deemed to have terminated for any and all purposes as of 11:59 p.m. on the Effective Date.

4. Records. As soon as practicable (but not later than 30 days) after the Effective Date, ICX shall take such steps as may be necessary to reflect in the corporate records of ICX, its subsidiaries, joint ventures, and affiliated companies, organizations and entities that Executive has resigned as an officer and director of ICX and as an officer and director of ICX’s subsidiaries, joint ventures, and affiliated companies, organizations and entities.

5. Severance. ICX will continue to pay Executive severance in an amount equal to his base salary on the Effective Date (less applicable withholding taxes) for twelve months following the Effective Date (the “Severance Term”), to be paid periodically in accordance with ICX normal payroll policies. Notwithstanding any language to the contrary in any other Agreement, it is understood and agreed by the parties that upon the effectiveness of this Agreement ICx shall not reduce the Severance Term nor reduce the aforementioned payments in connection with the Severance Term.

6. Health and Welfare Benefits. Executive may by giving written notice to ICX elect to continue his family health and welfare benefits provided through ICX to the extent permitted by Federal COBRA laws in effect on the Effective Date. For purposes of COBRA compliance, the date on which Executive’s company-paid health and welfare benefits terminate shall be the Effective Date. Any life, accidental death and disability and long-term disability benefits will terminate on the Effective Date.

7. Stock and Options. As of the Effective Date, no further vesting of ICx stock options, restricted stock or restricted stock units shall occur. To the extent vested as of the Effective Date, Executive shall retain ownership of any ICx stock, restricted stock, restricted stock units and stock options, subject to the existing terms and conditions applicable thereto.

8. Non-Compete Terms. Section 9.A.(3) of the At Will Agreement shall be modified by deleting the language:

“any firm, partnership, corporation, entity, or business that engages or participates in a ‘competing business purpose.’ The term ‘competing business purpose’ shall mean any business or activity that is in direct competition with the products or services of the Company or its successors in markets specifically pursued by the Company or its successors.”

where it appears at the end of such section and replacing it with

“FLIR Systems, Inc., Axsys Technologies, Inc., Telephonics Corporation, DRS Technologies, Inc., Carolina Growler, Inc., Syracuse Research Corporation and/or any of their respective affiliates.

9. Statements Concerning Executive’s Resignation. Executive and ICX agree that, in response to external inquiries concerning the reasons for Executive’s resignation, the statement attached hereto as Exhibit A shall be used by ICX and its executives, officers and directors. Unless approved in advance by the other party, no party shall make additional statements in connection therewith to unrelated third parties.

10. Employment References. Nothing in this Agreement shall prevent either party from stating the fact that Executive was employed by ICX, the address of his work location, the dates of his employment, his job titles and job duties, his rate of pay, or that he resigned from his position as an officer of ICX on or about the Effective Date. ICX will provide employment references upon Executive’s request on the condition that Executive submit a standard ICX employment reference notice and release.

11. Proprietary Information and Business and Personal Property.

(a) Executive will not directly or indirectly use or disclose any confidential or proprietary information or trade secrets concerning ICX or its affiliates, businesses, products or Executives to any person, provided, however, that such information may by disclosed pursuant to court order or as a result of a valid order, subpoena or discovery request (but prior to any such disclosure Executive will provide ICX, to the best of his ability, with written notice of the same sufficiently in advance of the required disclosure date to allow ICX to lodge appropriate objections or make appropriate motions with respect to such disclosure). The immediately preceding sentence shall not apply to information: (i) which has been disclosed to Executive or to a third party by a person not under a duty of confidentiality with respect to that information or (ii) which is in the public domain through no fault or breach of duty by Executive.

(b) Executive shall have no ownership interest in any records, files, information, documents, or the like that belong to ICX or its affiliates which Executive has used, prepared or come into contact with during his employment by ICX, and Executive shall not retain any copies thereof without ICX’s written consent. Within seven (7) business days after the Effective Date, Executive shall have returned to ICX all ICX property that Executive has in his possession or control.

(c) To the extent that Executive has utilized one or more of his own personal computers or electronic devices in connection with his activities on behalf of ICX, Executive will forthwith delete from all of his personal computers all confidential information belonging, or relating, to ICX.

12. Accrued Obligations. Promptly following the effective Date, ICX shall pay all accrued obligations owed to Executive. As of the Effective Date, Executive has no further unused vacation.

13. No Disparaging Statements. Each of ICX and Executive agree that, neither shall denigrate, disparage, or criticize the other, or its officers, directors, affiliates, agents and/or Executives.

14. Confidentiality of Agreement. Except as required by law or as necessary to fulfill the terms of this Agreement or the General Release incorporated herein, or in connection with a party’s family, business, financial, legal or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), the parties shall not disclose the terms or provisions of this Agreement, the General Release or the Limited Release to any person or entity (including ICX personnel who do not have a need to know the terms of this Agreement).

15. No Admissions. Nothing contained in this Agreement or the General Releases incorporated herein shall be considered an admission by either party of any wrongdoing under any Federal, state or local statute, public policy, tort law, contract law, common law or otherwise.

16. No Third Party Claims. Each party represents and warrants that no other person or entity has, or to the best knowledge of such party claims, any interest in any potential claims, demands, causes of action, obligations, damages or suits released pursuant to this Agreement; that it or he is the owner of all other claims, demands, causes of action, obligations, damages or suits so released; that it or he has full and complete authority to execute this Agreement; and that it or he has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation or liability subject to this Agreement and the General Releases contemplated hereby.

17. Releases. Executive agrees and acknowledges that the consideration received by him for this Agreement and the General Release attached hereto as Exhibit B and incorporated herein (the “Executive Release”), and for the execution hereof and thereof, shall constitute full payment, satisfaction, discharge, compromise and release of and from all matters for which he is providing a release herein and in such General Release. ICX agrees and acknowledges that the consideration received by it for this Agreement and the Limited Release attached hereto as Exhibit C and incorporated herein (the “ICX Release), and for the execution hereof and thereof, shall constitute full payment, satisfaction, discharge, compromise and release of and from all matters for which it is providing a release herein and in such Limited Release.

18. Expenses. Each party shall pay its own costs incident to the negotiation, preparation, performance, execution, and enforcement of this Agreement, and all fees and expenses of its or his counsel, accountants, and other consultants, advisors and representatives for all activities of such persons undertaken in connection with this Agreement.

19. No Third Party Beneficiaries. Except as expressly stated herein, the parties do not intend to make any person or entity who is not a party to this Agreement a beneficiary hereof, and this Agreement should not be construed as being made for the benefit of any person or entity not expressly provided for herein.

20. Advice of Counsel. The parties acknowledge that they have had full opportunity to seek advice of competent legal counsel in connection with the execution of this Agreement, that they have read each and every paragraph of this Agreement and that they understand their respective rights and obligations. Executive declares that he has completely read this Agreement and fully understands its terms and contents, and freely, voluntarily and without coercion enters into this Agreement.

21. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior negotiations and representations are merged herein or replaced hereby. No amendments or modifications of the terms of this Agreement shall be valid unless made in writing which specifically states that it is intended to amend or modify a provision hereof and is signed by all of the parties hereto.

22. Severability. If any provision of this Agreement is held illegal, invalid or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof. Any such provision and the remainder of this Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the remaining provisions hereof.

23. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws (excluding conflict of laws rules and principles) of the State of New York.

24. Releases and Effectiveness. This Agreement and the Executive Release which is incorporated herein by reference, have been executed by Executive on the dates shown opposite his signatures below, and this Agreement and the Executive Release are effective as of the Effective Date. The Agreement and the ICX Release which is incorporated herein by reference, have been executed by ICX on the dates shown opposite its signatures below, and this Agreement and the ICX Release are effective as of the Effective Date.

25. Revocation Period. Once Executive signs this Agreement, he shall have 7 days to revoke it. Executive may exercise this right of revocation by delivering a written notice of revocation within the 7-day revocation period (the “Revocation Period”) to ICX in accordance with paragraph 26 below. This Agreement, the Executive Release and the ICX Release shall become null and void ab initio if Executive revokes this Agreement during the Revocation Period.

26. Notices. All notices, requests and other communications under this Agreement will be in writing (including facsimile or similar writing) and shall be sent by hand delivery, overnight express carrier or facsimile transmission to the parties at the following addresses or such other addresses as the parties may later designate in writing:

To ICX:

ICx Technologies, Inc.

2100 Crystal Drive

Arlington, VA 22202

Attn: General Counsel

Fax No.: 703-678-2112

To Executive:

Daniel L. Manitakos

Each such notice, request or other communication will be effective only when received by the receiving party.

27. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective on the Effective Date.

28. Binding. This Agreement shall be binding upon ICx, its successors and assigns and shall accrue to the benefit of the Executive, his heirs and assigns.

IN WITNESS WHEREOF, Executive and ICX Technologies, Inc. have executed this Agreement.

ICX TECHNOLOGIES, INC.

By:	DANIEL T. MONGAN	DANIEL L. MANITAKOS
	Its Duly Authorized Representative	Daniel L. Manitakos

Dated:	5/12/08	Dated:	5/1/08

Exhibit A

STATEMENT

Mr. Manitakos resigned from ICx by mutual agreement following an internal reorganization.

Exhibit B

GENERAL RELEASE

I, DANIEL L. MANITAKOS, on behalf of myself and my heirs, successors, agents, executors, administrators, attorneys and assigns, in consideration of the terms of the Agreement effective as of April 25, 2008 by and between ICX Technologies, Inc. (“ICX”) and myself (the “Agreement”) and the execution of a Limited Release (“Release”) by ICX, with effect as of April 25, 2008 hereby release and forever discharge ICX and any and all of its present, former and future direct and indirect affiliates, subsidiaries, departments, officers, directors, executives, representatives, agents, attorneys, successors and assigns, from any and all claims, rights and causes of action (whether known or unknown, accrued or unaccrued) which I have or may in the future have against them based on facts and circumstances existing on or prior to the date hereof, in law or equity, relating to or arising under: Federal, Massachusetts, or other state or local law; any employment contract; any employment statute or regulation; any employment discrimination law, including but not limited to Title VII of the Civil Rights Act of 1964, as amended, and the Age Discrimination in Employment Act of 1967, as amended; the Executive Retirement Income Security Act of 1974, as amended; any other Federal, state, or local civil rights, pension or labor law; contract law; tort law; and common law, including but not limited to (a) any claim arising out of or relating in any manner to my employment letter dated as of April 17, 2006; (b) any claim relating to a sales commission or otherwise arising out ICX revenues, or (c) any other claim arising out of or relating to my employment with ICX (other than a claim for indemnification pursuant to my Indemnification Agreement), including any claim for wrongful discharge, constructive discharge, unintentional or intentional tort, or misrepresentation or infliction of emotional distress; provided, however, that I do not hereby release ICX from any of its obligations under the Agreement, the Continuing Agreements referred to therein, or from vested obligations under any ICX benefit plans in which I participate or have participated. For purposes of this Release, ICX shall be deemed to include each and every one of its affiliated entities described in the Agreement.

I further agree not to sue or otherwise institute or cause to be instituted or in any way voluntarily participate in the prosecution of any complaints or charges against any persons or entities released herein in any Federal, state, or other court, administrative agency or other forum concerning any claims released herein.

Except as required by law or as necessary to fulfill the terms of the Agreement or this Release, or as necessary in connection with personal business, financial, legal or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), I agree not to disclose the terms or provisions of this Release or the accompanying Limited Release from ICX to any person or entity (including ICX personnel who do not have a need to know the terms hereof or thereof).

I understand and agree that nothing contained in this Release is to be considered an admission by ICX of any wrongdoing under any Federal, state, or local statute, public policy, tort law, contract law, or common law.

I acknowledge that I have been advised to consult with an attorney prior to executing this Release. I further acknowledge that I have been given a period of at least twenty-one (21) days within which to consider and execute this Release, unless I voluntarily choose to execute this Release before the end of the said twenty-one (21) day period. Once executed, I understand that I have seven (7) days (the “Revocation Period”) following the execution of this Release to revoke it, and that this Release is not effective or enforceable until after the Revocation Period.

I acknowledge that I have read this Release, that I understand it, and that I am executing it freely and voluntarily. I further understand that once this Release becomes effective (after the seven (7) day Revocation Period), it can only be altered, revoked or rescinded with the express written permission of ICX.

I further acknowledge and agree that, in the event I exercise my revocation rights within the specified seven-day Revocation Period, all rights and obligations under this Release and the Agreement will become null and void.

This Release is executed in connection with, and is subject to terms of, the Agreement.

Date: 4/28/08	/s/ Daniel L. Manitakos
Daniel L. Manitakos

Subscribed and sworn to before me this 28 day of April 2008.

Kim Gray
Notary

My commission expires:

ELECTION TO EXECUTE

PRIOR TO EXPIRATION OF

TWENTY-ONE DAY CONSIDERATION PERIOD

I, Daniel L. Manitakos, understand that I have at least twenty-one (21) days within which to consider and execute the above General Release. However, after consulting counsel, I have freely and voluntarily elected to execute the General Release before the twenty-one (21) day period has expired.

Date: 5-1-08	/s/ Daniel L. Manitakos
Daniel L. Manitakos

AGREEMENT

AGREEMENT (this “Agreement”), dated as of September 14, 2008, by and between Daniel L. Manitakos, a resident of Massachusetts (“Executive”), and ICX Technologies, Inc., a Delaware corporation. As used in this Agreement, unless the context indicates otherwise, the term “ICX” shall be deemed to refer to ICX Technologies, Inc. and each and every one of its affiliated entities.

WITNESSETH

WHEREAS, Executive and ICX previously executed a termination agreement dated April 24, 2008 (the “Termination Agreement”); and

WHEREAS, Executive and ICX wish consensually to amend the Termination Agreement as follows.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises hereinafter provided and of the actions taken pursuant thereto, the parties agree as follows:

1. Effective Date. This Agreement shall be effective as of the date first set forth above.

2. Amendment of Agreements. As of the Effective Date, the Termination Agreement shall be amended as follows:

a. ICX shall have no further obligation to make severance payments pursuant to paragraph 5 of the Termination Agreement.

b. Paragraph 8 of the Termination Agreement shall be modified to delete the words “Axsys Technologies, Inc.” and the corresponding modification shall be deemed to be made in the At Will Agreement (as defined in the Termination Agreement).

3. No Further Amendment of Obligations. Except as expressly modified hereby, the parties agree that the Termination Agreement and any other agreements affecting or binding upon the parties shall remain in full force and effect and enforceable in accordance with their respective terms.

4. Confidentiality of Agreement. Except as required by law or as necessary to fulfill and enforce the terms of this Agreement or the General Release incorporated herein, or in connection with a party’s family, business, financial, legal or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), the parties shall not disclose the terms or provisions of this Agreement to any person or entity (including ICX personnel who do not have a need to know the terms of this Agreement).

5. No Third Party Beneficiaries. Except as expressly stated herein, the parties do not intend to make any person or entity who is not a party to this Agreement a beneficiary hereof, and this Agreement should not be construed as being made for the benefit of any person or entity not expressly provided for herein.

6. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws (excluding conflict of laws rules and principles) of the State of New York.

IN WITNESS WHEREOF, Executive and ICX Technologies, Inc. have executed this Agreement.

ICX TECHNOLOGIES, INC.		/s/ DANIEL L. MANITAKOS

By:	/s/ Daniel T. Mongan
Its Duly Authorized Representative

Dated: September 16, 2008		Dated: September 14, 2008